SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 APRIL 17, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission               IRS Employer
jurisdiction                      File Number              Identification
of incorporation                                           Number

Delaware                            1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600



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INFORMATION TO BE INCLUDED IN REPORT

Item 4. Changes in Registrant's Certifying Accountant.

     On April 17, 2002, upon the recommendation of Halliburton's Audit Committee, the Board of Directors approved the dismissal of Arthur Andersen LLP (Arthur Andersen) as Halliburton's independent auditors and the appointment of KPMG LLP to serve as the Company's independent auditors for the year ending December 31, 2002. The change in auditors is effective immediately.

     Arthur Andersen's reports on Halliburton's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Halliburton's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Halliburton   provided  Arthur  Andersen  with  a  copy  of  the  foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated April 17, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and through April 17, 2002, Halliburton did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Halliburton's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed with this report:

         Exhibit 16--Letter  from Arthur  Andersen LLP  to  the  Securities  and
                     Exchange Commission dated April 17, 2002.

         Exhibit 99--Press Release dated April 17, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HALLIBURTON COMPANY



Date: April 18, 2002              By: /s/ Susan S. Keith
                                     ------------------------------------------
                                          Susan S. Keith
                                          Vice President and Secretary









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                                  EXHIBIT INDEX


Exhibit       Description

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 17, 2002.

99            Press Release Dated April 17, 2002








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